UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2019

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 Gateway Blvd., Suite 110

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CBAY	Nasdaq Global Select Market

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On June 12, 2019, CymaBay Therapeutics, Inc. held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final voting results. A more complete description of each matter is set forth in CymaBay’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2019 (the “Proxy Statement”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Proposal 1: Election of Directors

CymaBay’s stockholders elected each of the nine directors proposed by CymaBay for election, to serve until the 2020 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Sujal Shah	46,201,021	284,598
Robert F. Booth, Ph.D.	45,254,400	1,231,219
Carl Goldfischer, M.D.	45,044,046	1,441,573
Caroline Loewy	46,030,599	455,020
Evan A. Stein, M.D., Ph.D.	45,888,018	597,601
Paul F. Truex	45,099,877	1,385,742
Kurt von Emster	46,055,175	430,444
Robert J. Weiland	46,030,654	454,965
Robert J. Wills, Ph.D.	45,241,377	1,244,242

There were 11,814,063 broker non-votes for this proposal.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

CymaBay’s stockholders ratified the appointment of Ernst & Young LLP as CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The tabulation of votes on this matter was as follows:

Shares voted for:	57,263,367
Shares voted against:	880,208
Shares abstaining	156,107

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers as Disclosed in the Proxy Statement

CymaBay’s stockholders have approved, by advisory vote, the compensation of our named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	35,706,908
Shares voted against:	10,616,920
Shares abstaining	161,791

There were 11,814,063 broker non-votes for this proposal.

Proposal 4: Advisory Vote on the Frequency of the Advisory Votes to Approve the Compensation of our Named Executive Officers

CymaBay’s stockholders have approved, by advisory vote, a one (1) year frequency of the advisory votes to approve the compensation of our named executive officers. The tabulation of votes on this matter was as follows:

1 Year:	45,244,664
2 Years:	19,913
3 Years:	1,044,564
Shares abstaining	176,478

There were 11,814,063 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Name:	Sujal Shah
Title:	President and Chief Executive Officer

Dated: June 14, 2019